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                                                                    EXHIBIT 23.2
                                                                    ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 25, 1999 included in Cephalon, Inc.'s Form 10-K for the year ended
December 31, 1998 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP
Philadelphia, PA
  June 17, 1999